SUPPLEMENT DATED DECEMBER 1, 2022 TO THE SUMMARY PROSPECTUS
AND PROSPECTUS DATED FEBRUARY 1, 2022, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck Digital Transformation ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective December 16, 2022 (the “Effective Date”), MarketVector Indexes GmbH (the “Index Provider”) will implement changes to the MVIS® Global Digital Assets Equity Index, the Fund’s benchmark index.

Accordingly, on the Effective Date, the Fund’s disclosure will be modified as follows:

The last sentence in the third paragraph of the “Principal Investment Strategies” section in the Summary Prospectus and Prospectus will be deleted in its entirety and replaced with the following:

The Digital Transformation Index currently includes a minimum of 20 Digital Transformation Index components.

The last sentence in the third paragraph of the “MVIS® Global Digital Assets Equity Index” section in the Prospectus will be deleted in its entirety and replaced with the following:

The Index currently includes a minimum of 20 Index components.

Please retain this supplement for future reference.